UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 8, 2020
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				98-0374481
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor
100 Pitts Bay Road,	Pembroke	HM 08,	Bermuda	(441)	278-9250
(Address of principal executive offices)				(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.25% Series E preferred share	ACGLP	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
Arch Capital Group Ltd.'s ("ACGL") annual meeting of shareholders was held on May 8, 2020. At the meeting, the holders of 358,002,710 common shares, which represents approximately 88 percent of the outstanding shares entitled to vote as of the record date of March 9, 2020, were represented in person or by proxy. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Item 1. The vote on the election of the three Class I directors to hold office until the 2023 annual meeting of shareholders or until their successors are elected and qualified. The voting results were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Louis J. Paglia	330,080,247	14,125,803	301,243	13,495,417
Brian S. Posner	333,640,630	10,544,508	322,155	13,495,417
John D. Vollaro	337,541,887	6,673,487	291,919	13,495,417

Item 2. The vote on a proposal on advisory vote on executive compensation (say-on-pay). The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
325,845,808	18,286,698	374,787	13,495,417

Item 3. The vote on the ratification of the selection of PricewaterhouseCoopers LLP as ACGL’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
349,196,472	8,519,976	286,262	0

Item 4. The vote on the election of certain individuals as Designated Company Directors of certain of ACGL’s non-U.S. subsidiaries. The voting results were as follows:

DIRECTOR	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Robert Appleby	343,445,074	699,278	362,941	13,495,417
Dennis R. Brand	343,290,452	911,182	305,659	13,495,417
Graham B.R. Collis	327,958,418	16,166,643	382,232	13,495,417
Matthew Dragonetti	343,464,799	711,517	330,977	13,495,417
Seamus Fearon	343,334,470	805,827	366,996	13,495,417
Beau H. Franklin	343,339,921	798,492	368,880	13,495,417
Jerome Halgan	343,424,453	710,220	372,620	13,495,417
James Haney	343,390,426	706,894	409,973	13,495,417
W. Preston Hutchings	343,393,977	768,177	345,139	13,495,417
Pierre Jal	343,428,023	714,246	365,024	13,495,417
François Morin	329,366,669	14,838,727	301,897	13,495,417
David J. Mulholland	343,438,470	712,311	356,512	13,495,417
Tim Peckett	343,448,570	710,821	347,902	13,495,417
Maamoun Rajeh	343,405,898	795,039	306,356	13,495,417
Roderick Romeo	343,431,891	711,561	363,841	13,495,417

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: May 13, 2020	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer